UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2021

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.02.	Termination of a Material Definitive Agreement.

As previously disclosed, on April 20, 2021, The Middleby Corporation, a Delaware corporation (“Middleby”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Welbilt, Inc., a Delaware corporation (“Welbilt”), Middleby Marshall Inc., a Delaware corporation and a direct wholly owned subsidiary of Middleby (“Acquiror”), and Mosaic Merger Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Acquiror (“Merger Sub”), which provided that, upon the terms and subject to the conditions set forth therein, Merger Sub would merge with and into Welbilt, with Welbilt surviving as an indirect, wholly-owned subsidiary of Middleby.

On July 13, 2021, Middleby announced that, under the terms of the Merger Agreement, it would not exercise its right to propose any modifications to the terms of the Merger Agreement and would allow the five-day match period to expire. Accordingly, on July 14, 2021, Welbilt delivered to Middleby a written notice terminating the Merger Agreement in accordance with Section 7.1(c)(iii) of the Merger Agreement and, concurrently with Middleby’s receipt of the termination fee of $110 million in cash from Welbilt, the Merger Agreement was terminated on July 14, 2021. As a result of the termination of the Merger Agreement, the special meeting of Middleby’s stockholders, which was scheduled to be held on July 21, 2021, will not take place.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K that was filed with the Securities and Exchange Commission by Middleby on April 21, 2021, and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: July 14, 2021	By:	/s/ Bryan E. Mittelman
Bryan E. Mittelman
Chief Financial Officer